General information and significant events of the period	12 Months Ended
Dec. 31, 2021
General Information And Significant Events Of Period
General information and significant events of the period

5.1	General information and significant events of the period

Valneva SE (“the Company”) together with its subsidiaries (the “Group” or ”Valneva”) is a company focused on the development and commercialization of prophylactic vaccines for infectious diseases with significant unmet medical needs. The Company takes a highly specialized and targeted approach to vaccine development and then applies its deep understanding of vaccine science to develop prophylactic vaccines addressing these diseases. Valneva has leveraged its expertise and capabilities both to successfully commercialize two vaccines and to rapidly advance a broad range of vaccine candidates into and through the clinic, including candidates against Lyme disease, the chikungunya virus and COVID-19.

The Group’s portfolio includes two commercial vaccines for travelers: IXIARO (also marketed as JESPECT) indicated for the prevention of Japanese encephalitis and DUKORAL indicated for the prevention of cholera, and, in some countries, prevention of diarrhea caused by enterotoxigenic Escherichia coli. Valneva has operations in Austria, Sweden, the United Kingdom, France, Canada and the United States and over 750 employees.

Valneva SE is a public company listed on the Euronext Paris (symbol: VLA) and on the Nasdaq Global Select Market (symbol: VALN) since May 2021.

List of direct or indirect interests held by the Company:

Name	Country of incorporation	Consolidation method	Interest held as at December 31,
			2021	2020
BliNK Biomedical SAS[1]	FR	Equity method	48.9%	48.9%
Vaccines Holdings Sweden AB	SE	Consolidation	100%	100%
Valneva Austria GmbH	AT	Consolidation	100%	100%
Valneva Canada Inc.	CA	Consolidation	100%	100%
Valneva France SAS	FR	Consolidation	100%	100%
Valneva Scotland Ltd.	UK	Consolidation	100%	100%
Valneva Sweden AB	SE	Consolidation	100%	100%
Valneva UK Ltd.	UK	Consolidation	100%	100%
Valneva USA, Inc.	US	Consolidation	100%	100%

The closing date for the consolidated financial statements is December 31st of each year.

The Company is registered at 6 rue Alain Bombard, 44800 Saint-Herblain, France.

The Company’s site in Saint-Herblain (Nantes, France) includes general and administrative functions and research and development (R&D) facilities. The Valneva SE site in Lyon operates commercial activities.

Vaccines Holdings Sweden AB is the holding company of Valneva Sweden AB.

Valneva Austria GmbH (Vienna, Austria) focuses on pre-clinical and clinical development activities of vaccines. The facilities accommodate departments for pre-clinical R&D, (technical/clinical) product development, quality and regulatory affairs, general and administrative as well as commercial functions. Valneva Austria GmbH commercializes IXIARO, DUKORAL and third-party products such as Flucelvax, Fluad, Moskito Guard, Rabipur and Encepur.

[1]	see Note 5.15

Valneva Canada Inc. (Montreal, Quebec) commercializes IXIARO, DUKORAL and third-party products as KamRAB in 2020 and Vivotif in 2019.

Valneva France SAS (Lyon, France) was founded in February 2019 and commercializes IXIARO and DUKORAL since 2020.

Valneva Scotland Ltd. (Livingston, United Kingdom) is primarily involved in the production of Valneva’s Japanese encephalitis vaccine, IXIARO, as well as in the production of chikungunya and COVID-19 vaccines, which are currently in the development phase.

Valneva Sweden AB (Solna, Sweden) manufactures the DUKORAL vaccine and commercializes DUKORAL, IXIARO and third-party products such as Moskito Guard and Vivotif in the Nordic countries. In addition, Valneva Sweden AB provides R&D services.

Valneva UK Ltd. (based nearby London, United Kingdom) commercializes DUKORAL, IXIARO and third-party products such as Moskito Guard in the United Kingdom.

Valneva USA, Inc. focuses on the commercialization of IXIARO to the US military and the US private market.

SIGNIFICANT EVENTS OF THE PERIOD

COVID-19

The Group has been and could continue to be materially adversely affected by the current COVID-19 pandemic in regions where Valneva has significant manufacturing facilities, concentrations of clinical trial sites, or other business operations. COVID-19 has adversely impacted sales of travel vaccines, with travel to endemic areas significantly reduced compared to 2019 (pre-pandemic). DUKORAL and IXIARO are aimed at diseases that primarily threaten travelers to particular regions (e.g. Asia). As a result, sales of these vaccines have decreased significantly, adversely impacting the Group’s financial results. The Group has been and expects to continue to be impacted by the significant reduction in international travel following the onset of the global COVID-19 pandemic. In its November 2021 report, the United Nations World Tourism Organization, or UNWTO, noted that despite the improvement in the third quarter of the year, the pace of recovery remains slow and uneven across world regions due to varying degrees of mobility restrictions, vaccination rates and traveler confidence. Rising concerns over the Delta and Omicron variants of the virus have led several countries to re-impose restrictive measures. In addition, the volatility and lack of clear information on entry requirements could continue to affect the resumption of international travel during the Northern Hemisphere’s summer season. However, vaccination programs worldwide, together with fewer restrictions for vaccinated travelers and the use of digital tools such as the EU Digital COVID Certificate, have contributed to the gradual normalization of travel. The recovery of international travel is forecast by leading international travel organizations, such as the International Air Transport Association and the UNWTO, to recover to 2019 demand levels between mid-2023 to end of 2024. If international travel does not resume as quickly or as much as expected, the Group’s product sales will continue to be severely affected, and Valneva may not be able to complete the development of its vaccine candidates without additional financing. Valneva continues to closely monitor how the pandemic and related response measures are affecting the Company’s business. Valneva reported cash and cash equivalents of €346.7 million as at December 31, 2021. Although it is difficult to predict future liquidity requirements, the Group’s management considered that the existing cash and cash equivalents as at December 31, 2021 will be sufficient to fund its operations for at least the next 12 months from the authorization of publication of these consolidated financial statements. For details on liquidity risk see Note 5.2.5.

Impact from COVID-19 is described in the following notes as at December 31, 2021 and for the year ended December 31, 2021:

Impact from COVID-19	Note
COVID segment	5.1/5.28/5.29

The Company has developed a COVID-19 vaccine candidate VLA2001 and reported positive topline results from its pivotal Phase 3 trial in 2021. Regulatory submissions are ongoing and Valneva expects potential regulatory approvals in the first quarter of 2022.

Valneva signed an Advance Purchase Agreement with the European Commission to supply up to 60 million doses of VLA2001, for a period of over two years.

Valneva and the Kingdom of Bahrain signed an Advance Purchase Agreement to supply 1 million doses of VLA2001. The agreement with the UK Authority to provide up to 190 million doses of VLA2001 was terminated in September, 2021 and became effective in October, 2021. For further information on the termination refer to Note 5.2.2.

In order to prepare for the commercialization of the COVID-19 vaccine, capital expenditure and inventory have been built up in 2021.

Revenues from contracts with customers	5.5	In 2021, commercialized products revenues from DUKORAL and IXIARO continued to be adversely impacted by the worldwide reduction in travelling due to the COVID-19 pandemic, with DUKORAL experiencing the greatest impact. In 2021, IXIARO product sales were €45.1 million (a decrease of €3.4 million compared to €48.5 million in 2020), and DUKORAL product sales were €2.4 million (a decrease of €10.9 million, compared to €13.3 million in 2020).
Impairment testing	5.16	Impairment tests for commercialized products IXIARO and DUKORAL were performed and resulted in no impairment charges for 2021.
Inventories	5.18	The income statement included a €5.7 million of write-down due to lower sales expectations and limited shelf life of the finished goods
Trade receivables	5.19	An assessment of expected credit loss resulted in only minor impact on the Group’s figures

Effects of climate change on the consolidated financial statements

In preparing the consolidated financial statements, Valneva’s management has considered the impact of climate change. These considerations did not have a material impact on the financial reporting judgements and estimates in 2021.

Public offering in May 2021

In May 2021, Valneva announced the closing of a global offering to specified categories of investors of an aggregate of 8,145,176 new ordinary shares, after full exercise of the overallotment option granted to the underwriters (refer to Note 5.22). The net proceeds from the global offering amounted to €82.8 million.

Public offering in November 2021

In November 2021, Valneva announced the closing of a global offering to specified categories of investors of an aggregate of 5,175,000 new ordinary shares, after full exercise of the overallotment option granted to the underwriters (refer to Note 5.22). The net proceeds from the global offering amounted to €81.3 million.

Significant agreements signed in the periods presented

In January 2019, Valneva and the U.S. Government Department of Defense (DoD) signed a new contract for the supply of its Japanese encephalitis vaccine IXIARO through 2019 and the beginning of 2020 with a value of $59 million guaranteed and potentially worth up to $70 million.

In June 2019, Valneva and GSK (Glaxo Smith Kline) announced a mutual agreement to terminate the Strategic Alliance Agreement (“SAA”), originally agreed between Novartis and Intercell (predecessor companies of GSK and Valneva, respectively). Valneva paid €9.0 million to GSK immediately and would pay up to a further €7.0 million when milestones of marketing approvals of its Lyme vaccine are fulfilled. As a result, Valneva regained control of its main research and development assets, including its Lyme vaccine candidate (VLA15). In 2019, the effect was €10.7 million negative other revenues reflecting both the current and future payment obligations.

In July 2019, Valneva and Coalition for Epidemic Preparedness Innovations (“CEPI”) announced a new partnering agreement. CEPI will provide Valneva up to $23.4 million for vaccine manufacturing and late-stage clinical development of a single-dose, live-attenuated vaccine (VLA1553) against chikungunya, see Note 5.8.

In February 2020, the Group signed a debt financing agreement with US healthcare funds Deerfield and OrbiMed. The loan agreement has a borrowing capacity of up to $85 million. Repayments of principal will start in 2023, while the loan will mature in 2026. For more details see Note 5.24.1.

In April 2020, Valneva and Dynavax announced a collaboration to advance vaccine development for COVID-19. Dynavax is providing CpG 1018, a component of the US FDA- and EMA-approved HEPLISAV-B vaccine, to support the development of Valneva’s COVID-19 vaccine candidate VLA2001, while Valneva is leveraging its technical and platform capabilities to develop an inactivated, whole virus vaccine candidate against COVID-19. In September 2020, Valneva and Dynavax announced a commercial partnership for the supply of Dynavax’s CpG 1018 adjuvant for use in VLA2001. This commercial agreement includes a purchase order commitment amount of up to $136.8 million. No deliveries for commercial use took place between Dynavax and Valneva in 2020. As at December 31, 2020, Valneva recorded €31.1 million in advance payments from this agreement (see Note 5.20). During 2021, deliveries took place between Dynavax and Valneva. As at December 31, 2021, Valneva paid €47.9 million of advance payments, of which €40.7 million have been written off as Valneva does not need those deliveries in the future and those payments were non-refundable. As at December 31, 2021, Valneva recorded €7.2 million of advance payments in other current assets and €41.9 million in inventories from this agreement. In the consolidated statement of cash flows for the year ended December 31, 2021, the cash outflows of advance payments and payments for deliveries are reflected in the loss for the year and changes in working capital relating to inventories and trade and other receivables.

In April 2020, a new collaboration to co-develop and commercialize the Group’s Lyme disease vaccine candidate (VLA15) was signed with Pfizer Inc. (NYSE: PFE). This agreement was entered into with a customer as defined by IFRS 15 guidance on revenue contracts with customers, it included a $ 130 million (€116.9 million) upfront payment, which was received in June 2020. Valneva will refund 30% of development costs incurred by Pfizer up to an agreed amount, through completion of the development program, which is planned for 2025. In addition, Pfizer will be obligated to pay Valneva low double-digit tiered royalties starting at 19% on net sales of licensed products, subject to specified offsets and reductions. Therefore, as at December 31, 2020, €81.9 million was recognized as discounted refund liabilities. The transaction price was determined taking into account the refund obligation of Valneva. The agreement includes R&D and service performance obligations for which revenue is recognized over time as well as a license performance obligation for which revenue is recognized at a point in time when Pfizer can benefit and use the license without the further involvement of Valneva. The transaction has been allocated to the various performance obligations in proportion to their standalone selling price. In 2020, €31.6 million were recognized as other revenues. €2.8 million of costs to obtain a contract were included in other assets as at December 31, 2020. In 2021, €14.3 million was recognized as other revenues. €3.0 million costs to obtain a contract were included in other non-current assets as at December 31, 2021, and €79.6 million has been recognized as discounted refund liabilities. For more details see Notes 5.5 and 5.29.

In June 2020, Valneva and Bavarian Nordic A/S (OMX: BAVA) announced a marketing and distribution partnership for their commercial products. Pursuant to the agreement, Valneva commercializes Bavarian Nordic’s marketed vaccines, leveraging its commercial infrastructure in Canada, the UK, France and Austria. Valneva also markets and distributes these products in Belgium and the Netherlands. The partnership includes vaccines that protect against rabies, Japanese encephalitis, tick-borne encephalitis and cholera. This agreement had no material financial impact on the Group’s consolidated financial statements as at and for the year ended December 31, 2020. Revenues are recognized at a point in time when products are delivered to the customer. In 2021, those product sales (mainly Rabipur, Encepur) amounted to €8.2 million.

In September 2020, the U.S. Department of Defense (DoD) awarded Valneva a new contract for the supply of IXIARO. The terms of the agreement, as subsequently amended in September 2021, contemplate an initial base year followed by two option years, each with a range of minimum and maximum potential dose orders. The base year had a minimum value of approximately $53 million for 370,000 doses, and the first option year, which the DoD has exercised, has a minimum value of approximately $28.8 million for 200,000 doses. The second option year, if exercised, has a minimum value of approximately $36 million for 250,000 doses. These changes bring the total minimum value of the contract to approximately $ 118 million, assuming the exercise of the second-year option which remains unchanged, compared to a minimum value of $135 million in the initial contract. In order to support its customer through this pandemic period, Valneva also agreed to provide additional inventory to the DoD after September 2023 to mitigate the potential impact of unused stock that may expire. This replacement inventory will be provided free of charge and resulted in in a contract liability amounted to $5.4 million recognized as at December 31, 2021 (as at December 31, 2020: nil).

In September 2020, Valneva announced an agreement with the UK Authority for the supply Valneva’s inactivated COVID-19 vaccine, VLA2001 (the UK Supply Agreement). Under the agreement, Valneva was to provide the UK Authority with 60 million doses of VLA2001 in the second half of 2021. The UK Authority had options over 40 million additional doses in 2022 and a further 90 million doses, in aggregate, from 2023 to 2025. The UK Authority also invested up-front in the scale up and development of the vaccine. In January 2021, the UK Authority exercised its option to order 40 million doses. In September 2021, the UK Authority gave notice of termination of this Supply Agreement. The termination of this UK Supply Agreement became effective in October 2021. For further information about the termination of the UK Supply Agreement, refer to Note 5.5.2.

In January 2021, Valneva and Instituto Butantan, a producer of immunobiologic products, announced the signing of definitive agreements for the development, manufacturing and marketing of Valneva’s single-shot chikungunya vaccine candidate, VLA1553, in Low- and Middle-Income Countries (LMICs). This finalization follows the signing of a binding term sheet in May 2020. The collaboration falls within the framework of the $23.4 million funding agreement Valneva signed with CEPI in July 2019 (see Note 5.8.1). Under the collaboration, Valneva will transfer its chikungunya vaccine technology to Instituto Butantan, who will develop, manufacture and commercialize the vaccine in LMICs. In addition, Instituto Butantan will provide certain clinical and Phase 4 observational studies that Valneva will use to meet regulatory requirements. The agreement includes small upfront and technology transfer milestones. As at December 31, 2021, €2.1 million was recognized as other revenues and €0.8 million was included in contract liabilities (as at December 31, 2020: €1.0 million).

In November 2021, Valneva signed an Advance Purchase Agreement (APA) with the European Commission (EC) to supply up to 60 million doses of VLA2001, over two years. Under the terms of the APA, Valneva shall deliver 24.3 million doses in 2022 (starting in April 2022), subject to approval of VLA2001 by the European Medicines Agency (EMA). The EC has an option to purchase a further 35.7 million doses for delivery in 2023. During 2021, no revenue was recognized, as the deliveries will start in the second quarter of 2022. Advanced payments of €116.9 million were included in contract liabilities as at December 31, 2021.

In November 2021, Valneva and the Kingdom of Bahrain, signed an APA for the supply of one million doses of VLA2001. As at December 31, 2021, accounts receivable and contract liabilities related to this agreement comprised €3.8 million.

In November 2021, Valneva and IDT Biologika announced their collaboration for the production of VLA2001. Under the collaboration, IDT Biologika will produce VLA2001’s drug substance at its Biosafety Level 3 facilities in Dessau-Roßlau, Germany, in addition to production taking place at Valneva’s manufacturing site in Livingston, Scotland. As at December 31, 2021, advance payments related to the agreement with IDT Biologika to produce the COVID-19 vaccine in amount of €16.4 million.